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                                                                Exhibit 99(n)(b)

                                    EXHIBIT B

      MULTI-CLASS FUNDS COVERED UNDER COMBINED RULE 18f-3 MULTI-CLASS PLAN

                        (AMENDED AS OF OCTOBER 31, 2005)

   VARIABLE NAV FUNDS

                                           CLASS A    CLASS B    CLASS C    SELECT    INSTITUTIONAL ULTRA    CLASS M   INVESTOR
-------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral         X                     X          X           X
Fund
JPMorgan Asia Equity Fund*                    X                                X           X
JPMorgan Bond Fund                            X          X          X          X           X          X
JPMorgan California Tax Free Bond Fund        X          X          X          X           X
JPMorgan Capital Growth Fund                  X          X          X          X
JPMorgan Disciplined Equity Fund              X                                X           X          X
JPMorgan Diversified Fund                     X          X          X          X           X
JPMorgan Dynamic Small Cap Fund               X          X          X          X
JPMorgan Emerging Markets Debt Fund*                                           X
JPMorgan Emerging Markets Equity Fund*        X          X                     X           X
JPMorgan Enhanced Income Fund^                X                                X           X
JPMorgan Global Healthcare Fund*              X          X          X          X
JPMorgan Global Strategic Income Fund*        X          X          X          X           X                    X
JPMorgan Growth and Income Fund               X          X          X          X
JPMorgan Intermediate Tax Free Bond Fund      X          X          X          X           X
JPMorgan International Equity Fund*           X          X          X          X           X
JPMorgan International Growth Fund*           X          X
JPMorgan International Opportunities          X          X                     X           X
Fund*
JPMorgan International Small Cap Equity       X          X                     X           X
Fund*
JPMorgan International Value Fund*            X          X                     X           X
JPMorgan Intrepid America Fund                X          X          X          X
JPMorgan Intrepid Contrarian Fund             X          X          X          X
JPMorgan Intrepid European Fund*              X          X          X          X           X
JPMorgan Intrepid Growth Fund                 X          X          X          X
JPMorgan Intrepid Value Fund                  X          X          X          X
JPMorgan Japan Fund*                          X          X
JPMorgan Market Neutral Fund                  X          X                                 X
JPMorgan Micro Cap Fund                       X                     X          X           X
JPMorgan Mid Cap Equity Fund                  X          X                     X
JPMorgan Growth Advantage Fund                X          X
JPMorgan Mid Cap Value Fund                   X          X          X          X           X
JPMorgan New Jersey Tax Free Bond Fund        X          X          X          X
JPMorgan New York Tax Free Bond Fund          X          X          X          X           X
JPMorgan Real Return Fund                     X                     X          X           X
JPMorgan Short Term Bond Fund II^             X                                X                                X
JPMorgan Short Term Bond Fund^                X                                X           X
JPMorgan Small Cap Core Fund                                                   X
JPMorgan Small Cap Equity Fund                X          X          X          X
JPMorgan Tax Aware Core Equity Fund                                            X
JPMorgan Tax Aware Disciplined Equity                                                      X
Fund
JPMorgan Tax Aware Diversified Equity                                          X
Fund
JPMorgan Tax Aware Enhanced Income Fund^      X                                X           X
JPMorgan Tax Aware International Fund                                          X
JPMorgan Tax Aware International              X                                            X
Opportunities Fund*
JPMorgan Tax Aware Large Cap Growth Fund                                       X
JPMorgan Tax Aware Large Cap Value Fund                                        X
JPMorgan Tax Aware Real Income Fund           X          X          X                      X
JPMorgan Tax Aware Real Return Fund           X                     X          X           X
JPMorgan Tax Aware Short-Intermediate                                          X           X
Income Fund
JPMorgan Tax Aware U.S. Equity Fund           X          X          X          X           X
JPMorgan U.S. Equity Fund                     X          X          X          X           X          X
JPMorgan U.S. Large Cap Core Plus Fund        X                     X          X           X

                                           CLASS A    CLASS B    CLASS C    SELECT    INSTITUTIONAL ULTRA    CLASS M   INVESTOR
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Small Company Fund                                               X           X
JPMorgan Value Advantage Fund                 X          X          X          X           X
UM Small Cap Growth Fund                      X                                            X
Undiscovered Managers Behavioral Growth       X          X          X                      X                            X
Fund
Undiscovered Managers Behavioral Value        X          X          X                      X
Fund
Undiscovered Managers REIT Fund               X          X          X                      X

MONEY MARKET FUNDS

                                                                                                                        CASH
                                      CAPITAL INSTITUTIONAL AGENCY   PREMIER    MORGAN   RESERVE   CLASS B  CLASS C  MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury             X          X          X         X         X         X
Securities Money Market Fund
JPMorgan California Municipal Money                                               X
Market Fund
JPMorgan Federal Money Market Fund                 X          X         X         X         X
JPMorgan New York Municipal Money                                                 X         X
Market Fund
JPMorgan Prime Money Market Fund        X          X          X         X         X         X         X        X        X
JPMorgan Tax Free Money Market Fund                X          X         X         X         X

                                       B-2